GABELLI EQUITY SERIES FUNDS, INC.

Supplement dated March 15, 2023

to

The Gabelli Equity Income Fund Summary Prospectus dated January 27, 2023

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”), dated January 27, 2023, of The Gabelli Equity Income Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc. Unless otherwise indicated, all other information included in the Fund’s Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Fund’s Summary Prospectus.

Share Class Name Change

Effective March 13, 2023, the following name change was made to the Fund’s Class C shares:

Former Name	New Name
Class C	Class C1

As a result of the change, all references to the Former Name in the Summary Prospectus will be deleted and replaced with the New Name.

Reopening of Renamed Class C1 Shares

The Fund has determined to reopen its Class C1 shares, as renamed, to new investors, effective as of March 15, 2023. All disclosures inconsistent with the foregoing in the Summary Prospectus are hereby superseded.

The minimum initial investment for Class C1 shares of the Fund is $1,000 ($250 for “IRAs” or Coverdell Education Savings Plans). There is no minimum initial investment for Class C1 in an automatic monthly investment plan.

Although the Fund’s Class C1 shares are presently being reopened to new purchases, the Fund intends to again close the Class C1 shares to new purchases in connection with the launch of a new Class C share class.

Change to Cover Page

The Fund’s Class C1 ticker symbol, GCCEX, is added to the share class and ticker symbol list located at the top of the cover page of the Fund’s Summary Prospectus.

Changes to “Fees and Expenses of the Equity Income Fund” and “Expense Example”

The sections captioned “Fees and Expenses of the Equity Income Fund” and “Expense Example” of the Fund’s Summary Prospectus are deleted and replaced in their entirety with the following:

Fees and Expenses of the Equity Income Fund:

This table describes the fees and expenses that you may pay if you buy and hold the following classes of shares of the Equity Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 45 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the Fund’s prospectus.

	Class AAA Shares	Class A Shares	Class C1 Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.14%	0.14%	0.14%	0.14%

Total Annual Fund Operating Expenses	1.39%	1.39%	2.14%	1.14%

Expense Example

This example is intended to help you compare the cost of investing in the Equity Income Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in shares of the Equity Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, and that the Equity Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$145	$449	$776	$1,702
Class A Shares	$711	$998	$1,307	$2,179
Class C1 Shares	$317	$670	$1,149	$2,472
Class I Shares	$119	$372	$644	$1,420

You would pay the following expenses if you did not redeem your shares of the Equity Income Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$145	$449	$776	$1,702
Class A Shares	$711	$998	$1,307	$2,179
Class C1 Shares	$217	$670	$1,149	$2,472
Class I Shares	$119	$372	$644	$1,420

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Changes to “Performance”

The table directly beneath the bar chart in the section captioned “Performance” of the Fund’s Summary Prospectus is deleted and replaced in its entirety with the following:

Average Annual Total Returns (for the years ended December 31, 2022)	Past One Year	Past Five Years	Past Ten Years
The Gabelli Equity Income Fund Class AAA Shares (first issued on 1/2/92)
Return Before Taxes	(5.37)%	6.37%	8.67%
Return After Taxes on Distributions	(8.03)%	1.69%	5.23%
Return After Taxes on Distributions and Sale of Fund Shares	(1.87)%	4.15%	6.33%
Class A Shares (first issued on 12/31/03):
Return Before Taxes	(10.85)%	5.11%	8.02%
Class C1 Shares (first issued on 12/31/02): Return Before Taxes	(7.03)%	5.59%	7.86%
Class I Shares (first issued on 1/11/08): Return Before Taxes	(5.13)%	6.63%	8.94%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	(18.11)%	9.42%	12.56%
Lipper Equity Income Funds Average	(5.58)%	7.77%	10.34%

Please refer to the Fund’s statutory prospectus for additional information about share class conversions and exchanges among funds managed by the Fund’s Adviser or its affiliates.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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